                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 23, 1997
                                                --------------------------

                            Cooper Industries, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-1175                                 31-4156620
      ------------------------              ---------------------------------
      (Commission File Number)              (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                    77002
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)


                                  713/209-8400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

First Quarter 1997 Results of Operations

On April 23, 1997, Cooper Industries ("the Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the quarter ended March 31, 1997.


Item 7.           Financial Statements and Exhibits.

         Exhibits

           99.1   Company Press Release Dated April 23, 1997 Titled
                  "Cooper Industries Reports Net Income Up 25%. First-quarter share earnings up 20%."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COOPER INDUSTRIES, INC.

                                           (Registrant)



Date:   April 23, 1997                      /s/ D. Bradley McWilliams
                                            -------------------------
                                            D. Bradley McWilliams
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.

   99.1         Company Press Release Dated April 23, 1997
                Titled "Cooper Industries Reports Net Income Up
                25%.  First-quarter share earnings up 20%."